                                                        Exhibit Number (10)(iii)
                                                            to 3/31/98 Form 10-Q

                             AMENDMENT NUMBER FOUR
                                       TO
                                 NORTHERN TRUST
                         EMPLOYEE STOCK OWNERSHIP PLAN


WHEREAS, The Northern Trust Company (the "Company") maintains the Northern Trust Employee Stock Ownership Plan, as amended and restated effective January 1, 1989 (the "Plan");

WHEREAS, amendment of the Plan is deemed desirable;

NOW, THEREFORE, by virtue and in exercise of the amending power reserved to the Company under Section 13.1 of the Plan, and pursuant to the authority delegated to the undersigned officer by resolutions of the Board of Directors dated November 19, 1996, May 20, 1997, September 16, 1997, November 18, 1997, and
January 20, 1998, the Plan is hereby amended in the following particulars:

1. Effective April 1, 1998, Section 2.1 is amended by adding the following new paragraph at the end of subsection (p) thereof:

     "A person who is classified by the Company or an Affiliate as an independent contractor shall not be considered an Employee for purposes of the Plan, regardless of whether such person is characterized as an "employee" by a governmental agency, judicial body, or under applicable law."

2. Effective January 1, 1989, Section 2.1 is amended by adding the following new sentence at the end of subsection (qq):

     "The Trust forms a part of the Plan."

3.  Effective January 1, 1989, Section 2.1 is amended by replacing subsection
(tt) thereof with the following:

     "(tt) "Trustee" means the entity named by the Company to act as trustee of the Trust pursuant to the Trust Agreement."

4. Effective September 30, 1997, the portion of Schedule A that references FCNBD is amended to specify that the enhanced eligibility and vesting rules will apply to FCNBD Employees hired by Northern from 9/30/96 through 9/30/97 pursuant to the 10/03/96 Agreement with FCNBD.

5. Effective January 1, 1997, Schedule A is amended by adding "Bent Tree National Bank Acquired 11/15/96" to the Affiliate Name column, and by adding "DOH w/Bent Tree (before or after acquisition)" to the ESOP Earliest Vesting Date Column.

6. Effective December 31, 1997, Schedule A is amended to add "ANB Investment Management and Trust Company ("ANB IMC") Acquired: 12/31/97" to the Affiliate Name Column and "First Chicago NBD Service Date (before or after acquisition)" to the ESOP Earliest Vesting Date Column.

IN WITNESS WHEREOF, the Company has caused this amendment to be executed on its behalf by the undersigned officer this 25th day of March, 1998.

/s/ Martin J. Joyce, Jr.
------------------------
Martin J. Joyce, Jr.
Senior Vice President